Provisions	12 Months Ended
Dec. 31, 2023
Provisions [abstract]
Provisions

21.	Provisions

	Onerous contracts	Warranties	Total
	€’000	€’000	€’000
At January 1, 2022	-	-	-
Provisions made during the year	8,403	-	8,403
At December 31, 2022	8,403		8,403
Provisions made during the year	-	-	-
Provisions used during the year	(4,972)	-	(4,972)
Provisions reversed during the year	(2,822)	-	(2,822)
Transfers	(197)	197	-
At December 31, 2023	412	197	609

The provisions used/reversed during the year are included in ‘cost of sales’.

Onerous contracts

The determination of provisions for onerous contracts, is based on best estimates. The above provision does not include any amounts related to the general equipment warranties or performance guarantees. If the final loss related to the completion of these projects differs from the above, the Group will adjust the provision accordingly. During 2023, we either used or reversed some of the provisions recorded during the prior year. The 2023 activity was based on how our projects developed against the forecasts calculated as at December 31, 2022. All outflows relating to the above provision to take place within 12 months of December 31, 2023.

Warranties

The provision for warranties relates mainly to technology products sold during 2023. The provision has been estimated based on historical warranty data associated with our products and related solar generating products. The group expects to settle the majority of the liability over the next year.